SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of registrant as specified in its charter)

Pharmaceutical HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE
(State or other jurisdiction of incorporation)

333-92161
333-95805
Commission File Number

13-5674085
(I.R.S. Employer Identification No.)

250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)

Item 5.	Other Events

As of May 6, 2004, as a result of the spin-off of Hospira, Inc. from Abbott Laboratories, Hospira, Inc. will be included in Pharmaceutical HOLDRS. As of May 6, 2004, 1.4 shares of Hospira, Inc. will be included in each round-lot of 100 Pharmaceutical HOLDRS.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Pharmaceutical HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 7, 2003.

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Date: August 6, 2004	By:	/s/ MITCHELL M. COX
Name: Mitchell M. Cox
Title: Attorney-in-Fact

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)     Pharmaceutical HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 7, 2003.

4